SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                  _________________________

                          FORM 8-K


                       CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date Earliest Event Reported)   July 2, 2009

                       BIOSYNERGY, INC.
----------------------------------------------------------------
      (Exact name of Registrant as specified in its charter)


   Illinois                 0-12459                 36-2880990
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(State or other       (Commission File Number)   (IRS Employer
 jurisdiction                                     identification)
 of incorporation)

      1940 E. Devon, Elk Grove Village, Illinois 60007
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           (Address of principal executive offices)

Registrant's telephone number, including area code:(847) 956-0471

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles or Incorporation or Bylaws;
change in Fiscal Year.

On June 30, 2009, the Board of Directors of Biosynergy, Inc. (the "Company") adopted, amended and restated the bylaws of the Company (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws are effective immediately. The Amended and Restated Bylaws amend the original bylaws of the Company (the "Original Bylaws") in the following ways: (i) Article IV of the Amended and Restated Bylaws provides for a chief executive officer, chief financial officer and chief accounting officer in addition to the original officers of president, one or more vice-presidents (the number thereof to be determined by the Board of Directors), a treasurer, a secretary, and such assistant officers, or other officers as may be elected by the Board of Directors included in the Original Bylaws; (ii) the Amended and Restated Bylaws include new descriptions of the duties conferred upon each officer; and (iii) the Amended and Restated Bylaws have been further modified by changing the references to officers in the Original Bylaws to conform to the descriptions given to such officers in the Amended and Restated Bylaws.


Item 9.01. Financial Statements and Exhibits

(2)	Plan of acquisition, reorganization, arrangement,
liquidation or succession

(3)	(i)	Articles of Incorporation <F1>
	(ii)	Bylaws
		(a)  Amended and Restated Bylaws, effective June 30,
               2009, incorporated herein

(23)	Consents of experts and counsel

(24)	Power of Attorney

(99)	Additional Exhibits

(101) Interactive Data File

--------------------------

      <F1>  Incorporated by reference to a Registration Statement filed on Form S-18 with the Securities and Exchange Commission, 1933 Act Registration Number 2-83015C, under the Securities Act of 1933, as amended, and Incorporated by reference, with regard to Amended By-Laws, to the Company's Annual Report on Form 10K for fiscal year ending April 30, 1986 filed with the Securities and Exchange Commission.


                         SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIOSYNERGY, INC.


Date:   July 2, 2009              By:   /s/ Fred K. Suzuki /s/
                                        -------------------------
                                        Fred K. Suzuki, President

                            BIOSYNERGY, INC.

                      SECRETARY'S CERTIFICATION




	The undersigned certifies that she/he is the Secretary of Biosynergy, Inc., an Illinois corporation (the "Company") and, as such, is authorized to execute and deliver this certification on behalf of the Company.

	The undersigned further certifies that:

	1.	Attached hereto and incorporated by reference herein is
a true, accurate and complete copy of the Amended and Restated
Bylaws of Biosynergy, Inc., adopted by the Board of Directors of the Company on June 30, 2009 and such Amended and Restated Bylaws have not been rescinded, amended or modified.

	IN WITNESS WHEREOF, I have signed my name and affixed the seal of the Company this 2nd day of July, 2009.

[SEAL]


						/s/  Lauane C. Addis /s/
                                   --------------------------
                                   Lauane C. Addis, Secretary of
                                   Biosynergy, Inc.

                  AMENDED AND RESTATED BY-LAWS

                              OF

                        BIOSYNERGY, INC.



                           ARTICLE I

                            OFFICES


	The corporation shall continuously maintain in the State of Illinois a registered office and a registered agent whose office is identical with such registered office, and may have other offices within or without the state.


                           ARTICLE II

                          SHAREHOLDERS


	SECTION 1. ANNUAL MEETING. An annual meeting of the shareholders shall be held on a date and at a time to be fixed by the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting.


	SECTION 2. SPECIAL MEETINGS. Special meetings of the shareholders may be called either by the chief executive officer, by the board of directors or by the holders of not less than one-fifth of all the outstanding shares of the corporation, for the purpose or purposes stated in the call of the meeting.


	SECTION 3. PLACE OF MEETINGS. The board of directors may designate any place, as the place of meetings for any annual meeting of shareholders or for any special meeting of shareholders called by the board of directors.


	SECTION 4. NOTICE OF MEETINGS. Written notice stating the meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, or in the case of a merger or consolidation not less than twenty nor more than sixty days before the meeting, either personally or by mail, by or at the direction of the chief executive officer, or the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the records of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.


	SECTION 5. FIXING OF RECORD DATE. For the purpose of determining the shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend, or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the board of directors of the corporation may fix in advance a record date which shall not be more than sixty days and, for a meeting of shareholders, not less than ten days, or in the case of a merger or consolidation not less than twenty days, before the date of such meeting. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, the date on which notice of the meeting is mailed shall be the record date for such determination of shareholders, and the record date for the determination of shareholders for any other purpose shall be the date on which the board of directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting.


	SECTION 6. VOTING LISTS. The officer or agent having charge of the transfer books for shares of the corporation shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of the shareholder, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be open to inspection by any shareholder for any purpose germane to the meeting, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and may be inspected by any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in this State, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of shareholders.


	SECTION 7. QUORUM. The holders of a majority of the outstanding shares of the corporation, present in person or represented by proxy, shall constitute a quorum at any meeting of shareholders; provided that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by The Business Corporation Act, the articles of incorporation or these by-laws. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of shareholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

	SECTION 8. PROXIES. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.


	SECTION 9. VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote upon each matter submitted to vote at a meeting of shareholders.


	SECTION 10. VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

	Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court appointed guardian, or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian, or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy.

	Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

	A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

	Any number of shareholders may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their share, for a period not to exceed ten years, by entering into a written voting trust agreement specifying the terms and conditions of the voting trust, and by transferring their shares to such trustee or trustees for the purpose of the agreement. Any such trust agreement shall not become effective until a counterpart of the agreement is deposited with the corporation at its registered office. The counterpart of the voting trust agreement so deposited with the corporation shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

	Shares of its own stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.


	SECTION 11. CUMULATIVE VOTING. In all elections for directors, cumulative voting by shareholders is not permitted.


	SECTION 12. INSPECTORS. At any meeting of shareholders, the presiding officer may, or upon the request of any shareholder shall appoint one or more persons as inspectors for such meeting.

	Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

	Each report of an inspector shall be in writing and signed by him or by a majority of them if there be more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.


	SECTION 13. INFORMAL ACTION BY SHAREHOLDERS. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.


	SECTION 14. VOTING BY BALLOT. Voting on any question or in any election may be by voice unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.


                           ARTICLE III

                            DIRECTORS


	SECTION 1. GENERAL POWERS. The business of the corporation shall be managed by its board of directors.


	SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be three (3). Each Director shall hold office until the next annual meeting of shareholders or until his successor shall have been elected and qualified. Directors need not be residents of Illinois or shareholders in the corporation. The number of directors may be increased or decreased from time to time by the amendment of this section; but no decrease shall have the effect of shortening the term of any incumbent director.


	SECTION 3. REGULAR MEETINGS. A regular meeting of the board of directors shall be held as soon as practicable after the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.


	SECTION 4. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the chief executive officer or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.


	SECTION 5. NOTICE. Notice of any special meeting shall be given at least three (3) days previous thereto by written notice to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegram company. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.


	SECTION 6. QUORUM. A majority of the number of directors fixed by these by-laws shall constitute a quorum for transaction of business at any meeting of the board of directors, provided that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting at any time without further notice.


	SECTION 7. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute, these by-laws, or the articles of incorporation.


	SECTION 8. VACANCIES. Any vacancy occurring in the board of directors and any directorship to be filled by reason of an increase in the number of directors may be filled by the remaining directors, such appointed director or directors to serve until the next meeting of the stockholders.


	SECTION 9. ACTION WITHOUT A MEETING. Unless specifically prohibited by the articles of incorporation or by-laws, any action required to be taken at a meeting of the board of directors, or any other action which may be taken at a meeting of the board of directors, or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be. Any such consent signed by all the directors or all the members of the committee shall be the same effect as a unanimous vote, and may be stated as such in any document filed with the Secretary of State or with anyone else.


	SECTION 10. COMPENSATION. The board of directors, by the affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers, or otherwise. By resolution of the board of directors the directors may be paid their expenses, if any, of attendance at each meeting of the board. No such payment previously mentioned in this section shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


	SECTION 11. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered into the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

	SECTION 12. COMMITTEES. The board of directors, by resolution adopted by a majority of the number of directors fixed by the by-laws or otherwise, may designate two or more directors to constitute an executive committee, an audit committee, a compensation committee, or any other committee, which committee, to the extent provided in such resolution, shall have and exercise all of the authority of the board of directors in the management of the corporation delegated to such committee, except as otherwise required by law. Vacancies in the membership of a committee shall be filled by the board of directors at a regular or special meeting of the board of directors. The committees shall keep regular minutes of their proceedings and report the same to the board when required.



                          ARTICLE IV

                           OFFICERS


SECTION 1. NUMBER. The officers of the Corporation shall be a chief executive officer, chief financial officer, chief accounting officer, president, one or more vice-presidents (the number thereof to be determined by the Board of Directors), a treasurer, a secretary, and such assistant officers, or other officers as may be elected by the Board of Directors. Any two or more offices may be held by the same person, except the offices of chief executive officer and secretary.


	SECTION 2. ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Election of an officer shall not of itself create contract rights.


	SECTION 3. REMOVAL. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.


	SECTION 4. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation


SECTION 5. CHIEF EXECUTIVE OFFICER. The chief executive officer shall preside at all meetings of the stockholders and the Board of Directors. Except where, by law, the signature of the president is required, the chief executive officer shall possess the same power as the president to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors. The chief executive officer shall be subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He or she shall have the general powers and duties of management usually vested in the office of the chief executive officer of a Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these by-laws.


SECTION 6. CHIEF FINANCIAL OFFICER. The chief financial officer shall supervise and control the keeping and maintaining of adequate and correct accounts of the Corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The chief financial officer shall have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the Corporation and, at his or her discretion, to cause any or all thereof to be deposited for the account of this Corporation with such depository as may be designated from time to time by the Board of Directors. The chief financial officer shall disburse, or cause to be disbursed, all funds of this Corporation as may be directed by the chief executive officer, the president or the Board of Directors, taking proper vouchers for such disbursements. The chief financial officer shall render to the chief executive officer, the president or to the Board of Directors, whenever either may require, accounts of all transactions as chief financial officer and of the financial condition of this Corporation. He or she shall have the general powers and duties as vested in the office of the chief financial officer of a Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these by-laws.


SECTION 7. CHIEF ACCOUNTING OFFICER. The chief accounting officer shall supervise and control the reporting and disclosure of the Corporation's financial information, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares, as required to be disclosed in the Corporation's audited financial statements and disclosures required to be made by the Corporation with or to third parties. He or she shall have the general powers and duties as vested in the office of the chief accounting officer of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these by-laws.


SECTION 8. PRESIDENT. The president shall have such duties as customarily pertain to the office of president. In the absence or disability of the chief executive officer, the president, if any, shall perform all the duties of the chief executive officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer. The president shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these by-laws, and the chief executive officer. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Corporation or a different mode of execution is expressly prescribed by the Board of Directors or these by-laws, the president may execute for the Corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the Board of Directors has authorized to be executed, and may accomplish such execution either under or without the seal of the Corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the Board of Directors, according to the requirements of the form of the instrument.


SECTION 9. VICE PRESIDENT. The vice president shall assist the president in the discharge of his duties as the president may direct and shall perform such other duties as from time to time may be assigned to him by the president or by the Board of Directors. In the absence of the president or in the event of his inability or refusal to act, the vice president shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, the vice-president (or each of them if there are more than one) may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. He or she shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these by-laws.


SECTION 10. THE SECRETARY. The secretary shall: (a) record the minutes of the shareholders' and of the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post-office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) sign with the president, or a vice-president, or any other officer thereunto authorized by the Board of Directors, certificates for shares of the Corporation, the issue of which shall have been authorized by the Board of Directors, and any contracts, deeds, mortgages, bonds, or other instruments which the Board of Directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the Board of Directors or these by-laws; (f) have general charge of the stock transfer books of the Corporation; (g) perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the Board of Directors.


	SECTION 11. THE TREASURER. The treasurer shall have such duties as customarily pertain to the office of treasurer. In the absence or disability of the chief financial officer, the treasurer, if any, shall perform all the duties of the chief financial officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief financial officer. The treasurer shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these by-laws, and the chief executive officer. If required by the Board of Directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors may determine.


SECTION 12. ASSISTANT OFFICERS. Assistant officers may be designated by Board of Directors as deemed appropriate, and shall perform such duties as shall be assigned to them by the secretary, the treasurer, the chief executive officer, the chief financial officer, the president, the vice president or the Board of Directors, whichever is applicable. The assistant officers may sign with the chief executive officer, president or the vice president, or any other officer thereunto authorized by the Board of Directors, certificates for shares of the Corporation, the issue of which shall have been authorized by the Board of Directors, and any contracts, deeds, mortgages, bonds, or other instruments which the Board of Directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the Board of Directors or these by-laws.


                           ARTICLE V

             CONTRACTS, LOANS, CHECKS AND DEPOSITS


	SECTION 1. CONTRACTS. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances. Board approval, however, is not required for agreements or contracts entered into by appropriate corporate officers in the ordinary course of business and in accord with Corporate policy.


	SECTION 2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.


	SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.


	SECTION 4. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors may select.


                            ARTICLE VI

            CERTIFICATES FOR SHARES AND THEIR TRANSFER


	SECTION 1. CERTIFICATES FOR SHARES. Certificates representing shares of the corporation shall be signed by the president or a vice-president or by such officer as shall be designated by resolution of the board of directors and by the secretary or an assistant secretary, and shall be sealed with the seal or a facsimile of the seal of the corporation. If both of the signatures of the officers be by facsimile, the certificate shall be manually signed by or on behalf of a duly authorized transfer agent or clerk. Each certificate representing shares shall be consecutively numbered or otherwise identified, and shall also state the name of the person to whom issued, the number and class of shares (with designation of series, if any), the date of issue, that the corporation is organized under Illinois law, and the par value or a statement that the shares are without par value. If the corporation is authorized and does issue shares of more than one class or of series within a class, the certificate shall also contain such information or statement as may be required by law.

	The name and address of each shareholder, the number arid class of shares held and the date on which the certificates for the shares were issued shall be entered on the books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.


	SECTION 2. LOST CERTIFICATES. If a certificate representing shares has allegedly been lost or destroyed the board of directors may in its discretion, except as may be required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as it may impose.


	SECTION 3. TRANSFERS OF SHARES. Transfers of shares of the corporation shall be recorded on the books of the corporation and, except in the case of a lost or destroyed certificate, on surrender for cancellation of the certificate for such shares. A certificate presented for transfer must be duly endorsed and accompanied by proper guaranty of signature and other appropriate assurances that the endorsement is effective.


                         ARTICLE VII

                         FISCAL YEAR

	The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                         ARTICLE VIII

                           DIVIDENDS

	The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its articles of incorporation.


                           ARTICLE IX

                              SEAL

	The corporate seal shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Illinois". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                           ARTICLE X

                       WAIVER OF NOTICE

	Whenever any notice is required to be given under the provisions of these by-laws or under the provisions of the articles of incorporation or under the provisions of The Business Corporation Act of the State of Illinois, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.


                          ARTICLE XI

                          AMENDMENTS

	The power to make, alter, amend, or repeal the by-laws of the corporation shall be vested in the board of directors, unless reserved to the shareholders by the articles of incorporation. The by-laws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law or the articles of incorporation.